                                                                   Exhibit 10.18

                                                 Re: 13950 Senlac Drive
                                                     Suites 100 and 200
                                                     Farmers Branch, Texas 75234

                            SECOND AMENDMENT TO LEASE

THE STATE OF TEXAS    Section
                      Section   KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS      Section

     THIS SECOND AMENDMENT TO LEASE (this "Amendment") has been entered into as of the 10th day of February 2003, by THE REALTY ASSOCIATES FUND VI, L.P., a Delaware limited partnership ("Landlord") and COLLEGIATE PACIFIC, INC., a Delaware corporation ("Tenant").

                                    RECITALS:

     A. Post-Valwood, Inc. ("Prior Landlord") and Tenant have heretofore executed that certain Industrial Lease Agreement (the "Original Lease"), last executed October 26, 2000, as amended by Modification and Ratification of Lease, dated June 10, 2002, pursuant to which Tenant leased approximately 88,000 square feet (the "Premises") in that certain building located at 13950 Senlac Drive, Suites 100 and 200, Farmers Branch, Texas 75234, and more particularly described in the Lease. The Original Lease, as so amended, is referred to as the "Lease." Unless otherwise defined herein, all initially capitalized terms will have the respective meanings assigned thereto in the Lease.

     B. Landlord has acquired the Building and succeeded to all of Prior Landlord's interest as landlord under the Lease.

     C. Landlord and Tenant desire to execute this Amendment in order to evidence their agreement to (i) expand the Premises on a temporary basis; and
(ii) make certain other amendments to the Lease, all as more particularly set forth in this Amendment.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

                                    Article I

                               CERTAIN AMENDMENTS

     SECTION 1.01. Expansion Premises. Landlord and Tenant agree and acknowledge that effective February 1, 2003, the Premises shall be expanded to include approximately 28,000 square feet of space situated at 13950 Senlac Drive, Farmers Branch, Texas 75234, as shown in Exhibit A attached hereto, (the "Expansion Premises"), for the purpose of storing two hundred (200) pallets.


SECOND AMENDMENT TO LEASE - Page 1 of 3

     SECTION 1.02. Term. Landlord and Tenant agree that the lease term for the Expansion Premises shall continue on a month to month basis until canceled by either party with fifteen (15) days prior written notice to the other ("Expansion Premises Termination Date").

     SECTION 1.03. Base Rent. In addition to Base Rent due under the Lease, Landlord and Tenant agree that effective February 1, 2003, Tenant shall pay additional Base Rent for the Expansion Premises in the amount of $1,000.00 per month Gross inclusive of operating expenses and taxes. Notwithstanding the foregoing, Tenant shall reimburse Landlord monthly for all electric and gas utility costs.

     SECTION 1.04. AS IS. Tenant will accept the Expansion Premises in its current "as is" condition; Landlord will have no responsibility to make improvements to the Expansion Premises during the lease term Upon the Expansion Premises Expiration Date, Tenant shall return the Expansion Premises to its original condition.

     SECTION 1.05. Further Amendments. The Lease shall be and hereby is further amended wherever necessary, even though not specifically referred to herein, in order to give effect to the terms of this Amendment.

                                   Article II

                                  MISCELLANEOUS

     SECTION 2.01. Ratification. The Lease, as amended hereby, is hereby ratified, confirmed and deemed in full force and effect in accordance with its terms. Each party represents to the other that such party (a) is currently unaware of any default by the other party under the Lease; and (b) has full power and authority to execute and deliver this Amendment and this Amendment represents a valid and binding obligation of such party enforceable in accordance with its terms.

     SECTION 2.02. Notices. All notices to be delivered to Landlord under the Lease or otherwise with respect to the Premises shall, unless Landlord otherwise notifies Tenant, be delivered to Landlord in accordance with notice provisions of the Lease at the following address:

                    c/o TA Associates Realty
                    28 State Street, 10th Floor
                    Boston, Massachusetts 02109
                    Attn.: Asset Manager - Texas Industrial

     SECTION 2.03. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

     SECTION 2.04. Counterparts. This Amendment may be executed in multiple counterparts each of which is deemed an original but together constitute one and the same instrument. This Amendment may be executed by facsimile and each party has the right to rely upon a facsimile counterpart of this Amendment signed by the other party to the same extent as if such party had received an original counterpart.

     SECTION 2.05. Calculation. Landlord and Tenant are knowledgeable and experienced in commercial transactions and agree that the provisions set forth in this Lease for determining charges, amounts and additional rent payable by Tenant are commercially reasonable and valid even though such


SECOND AMENDMENT TO LEASE - Page 2 of 3
methods may not state a precise mathematical formula for determining such charges. ACCORDINGLY, TENANT HEREBY VOLUNTARILY AND KNOWINGLY WAIVES ALL RIGHTS AND BENEFITS OF TENANT UNDER SECTION 93.004 OF THE TEXAS PROPERTY CODE, AS SUCH SECTION NOW EXISTS OR AS MAY BE HEREAFTER AMENDED OR SUCCEEDED.

     IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.

Dated: January 28, 2003          LANDLORD:

                                 THE REALTY ASSOCIATES FUND VI, L.P.,
                                 a Delaware limited partnership

                                 By: Realty Associates Fund VI LLC,
                                     a Massachusetts limited liability
                                     company, general partner

                                     By: Realty Associates Advisors LLC,
                                         a Delaware limited liability
                                         company, Manager

                                         By: Realty Associates Advisors Trust,
                                             a Massachusetts business trust,
                                             sole member


                                             By: /s/ Henry G. Brauer
                                                 -------------------------------
                                                 Officer


                                 By: Realty Associates Fund VI Texas
                                     Corporation, a Texas corporation,
                                     general partner


                                     By: /s/ Henry G. Brauer
                                         ---------------------------------------
                                         Officer
                                         Henry G. Brauer
                                         Director of Asset Management

Date: January __, 2003           TENANT


                                 COLLEGIATE PACIFIC, INC.,
                                 a Delaware corporation


                                 By: /s/ Art Coerver
                                     -------------------------------------------
                                 Name: ART COERVER
                                 Title: COO


SECOND AMENDMENT TO LEASE - Page 3 of 3

                                    EXHIBIT A

                               Expansion Premises

                                  (FLOOR PLAN)


EXHIBIT A - Page 1 of 1